Exhibit 99.2 Full Year and Fourth Quarter 2020 Earnings Results Presentation January 19, 2021Exhibit 99.2 Full Year and Fourth Quarter 2020 Earnings Results Presentation January 19, 2021

Financial Overview

Goldman Sachs

Financial Results

$ in millions, except per share amounts	4Q20	vs. 3Q20	vs. 4Q19	2020	vs. 2019
Investment Banking	$ 2,613	33%	27%	$ 9,423	24%
Global Markets	4,265	-6%	23%	21,157	43%
Asset Management	3,211	16%	7%	7,984	-11%
Consumer & Wealth Management	1,652	11%	17%	5,996	15%
Net revenues	$ 11,741	9%	18%	$ 44,560	22%
Provision for credit losses	293	5%	-13%	3,098	191%
Operating expenses	5,907	-5%	-19%	28,983	16%
Pre-tax earnings	5,541	29%	139%	12,479	18%
Net earnings	4,506	34%	135%	9,459	12%
Net earnings to common	$ 4,362	35%	153%	$ 8,915	13%
Diluted EPS	$ 12.08	35%	158%	$ 24.74	18%
ROE[1]	21.1%	4.9pp	12.4pp	11.1%	1.1pp
ROTE[1]	22.5%	5.2pp	13.3pp	11.8%	1.2pp
Efficiency Ratio[2]	50.3%	-7.2pp	-23.0pp	65.0%	-3.1pp

Financial Overview Highlights

- 4Q20 results included EPS of $12.08 and ROE of 21.1%
  - 4Q20 net revenues were higher YoY, reflecting higher net revenues across all segments, with particular strength in Global Markets and Investment Banking
  - 4Q20 provision for credit losses included reserve reductions on wholesale loans reflecting stabilization in the broader economic environment following the impact of the COVID-19 pandemic earlier in the year, partially offset by higher provisions from growth in credit card loans, as compared with 4Q19
  - 4Q20 operating expenses were lower YoY, primarily due to significantly lower net provisions for litigation and regulatory proceedings and lower compensation and benefits expenses
- 2020 results included EPS of $24.74 and ROE of 11.1%
  - 2020 net revenues were significantly higher YoY, primarily reflecting strength in Global Markets and Investment Banking
  - 2020 provision for credit losses reflected significantly higher provisions related to wholesale loans (reflecting the impact of the COVID-19 pandemic on the portfolio) and higher provisions related to credit card loans, as compared with 2019
  - 2020 operating expenses were higher YoY, primarily reflecting significantly higher net provisions for litigation and regulatory proceedings, as well as higher compensation and benefits expenses (reflecting improved financial performance)
  - 2020 litigation expenses increased the efficiency ratio and decreased EPS, ROE and ROTE

Litigation Impact	2020	2019
Diluted EPS	$ -9.51	$ -3.16
ROE	-3.9pp	-1.5pp
ROTE	-4.1pp	-1.6pp
Efficiency Ratio	+7.6pp	+3.4pp

1

Investment Banking

Goldman Sachs

Financial Results

$ in millions	4Q20	vs. 3Q20	vs. 4Q19	2020	vs. 2019
Financial advisory	$ 1,091	115%	28%	$ 3,065	-4%
Equity underwriting	1,115	30%	195%	3,406	130%
Debt underwriting	526	-8%	-12%	2,670	26%
Underwriting	1,641	15%	68%	6,076	69%
Corporate lending	(119)	N.M.	N.M.	282	-65%
Net revenues	2,613	33%	27%	9,423	24%
Provision for credit losses	12	-93%	-84%	1,624	N.M.
Operating expenses	1,194	12%	-28%	6,134	31%
Pre-tax earnings	$ 1,407	92%	N.M.	$ 1,665	-35%
Net earnings	$ 1,078	130%	N.M.	$ 1,262	-39%
Net earnings to common	$ 1,060	135%	N.M.	$ 1,193	-40%
Average common equity	$ 11,472	2%	2%	$ 11,313	1%
Return on average common equity	37.0%	21.0pp	27.8pp	10.5%	-7.4pp

Investment Banking Highlights

- 4Q20 net revenues were significantly higher YoY
  - Financial advisory net revenues reflected an increase in completed mergers and acquisitions transactions
  - Underwriting net revenues reflected significantly higher net revenues in Equity underwriting (reflecting higher industry-wide activity), partially offset by lower net revenues in Debt underwriting (particularly in asset-backed underwriting)
  - Corporate lending results primarily reflected lower results for relationship lending activities, including the impact of changes in credit spreads on hedges
- 2020 net revenues were significantly higher YoY
  - Financial advisory net revenues reflected a decrease in industry-wide completed mergers and acquisitions transactions, primarily in the middle of the year
  - Underwriting net revenues reflected significantly higher net revenues in both Equity and Debt underwriting (reflecting an increase in industry-wide volumes)
  - Corporate lending net revenues primarily reflected net mark-downs on corporate loans in 2020 compared to net gains in 2019
- 2020 provision for credit losses reflected higher impairments related to relationship lending and middle-market lending and reserve increases as a result of the impact of the COVID-19 pandemic on the broader economic environment, as compared with 2019
- 2020 operating expenses primarily reflected significantly higher net provisions for litigation and regulatory proceedings, as compared with 2019
  - Litigation expense reduced 2020 ROE by 11.5pp
- Overall backlog[2] increased significantly both YoY and QoQ, primarily driven by increases in advisory and equity underwriting

2

Global Markets

Financial Results

$ in millions	4Q20	vs. 3Q20	vs. 4Q19	2020	vs. 2019
FICC	$ 1,878	-25%	6%	$ 11,584	57%
Equities	2,387	16%	40%	9,573	30%
Net revenues	4,265	-6%	23%	21,157	43%
Provision for credit losses	38	N.M.	90%	274	N.M.
Operating expenses	2,238	-12%	-26%	12,806	18%
Pre-tax earnings	$ 1,989	-2%	N.M.	$ 8,077	107%
Net earnings	$ 1,776	-7%	N.M.	$ 6,122	97%
Net earnings to common	$ 1,681	-7%	N.M.	$ 5,766	111%
Average common equity	$ 41,287	3%	8%	$ 40,760	2%
Return on average common equity	16.3%	-1.9pp	13.9pp	14.1%	7.3pp

Global Markets Highlights

- 4Q20 net revenues were significantly higher YoY
  - FICC net revenues reflected higher intermediation net revenues, while financing net revenues were essentially unchanged
  - Equities net revenues reflected significantly higher intermediation net revenues, partially offset by lower financing net revenues
- 2020 net revenues were significantly higher YoY
  - FICC net revenues reflected significantly higher intermediation net revenues and higher financing net revenues
  - Equities net revenues reflected significantly higher intermediation net revenues, partially offset by lower financing net revenues
- 2020 provision for credit losses reflected loan growth and reserve increases as a result of the impact of the COVID-19 pandemic on the broader economic environment, as compared with 2019
- 2020 operating expenses primarily reflected significantly higher net provisions for litigation and regulatory proceedings, higher compensation and benefits expenses, and higher transaction based expenses[3], as compared with 2019
  - Litigation expense reduced 2020 ROE by 4.0pp

3

Global Markets – FICC & Equities

FICC Net Revenues

$ in millions	4Q20	vs. 3Q20	vs. 4Q19	2020	vs. 2019
FICC intermediation	$ 1,498	-31%	8%	$ 9,991	66%
FICC financing	380	14%	-2%	1,593	16%
FICC	$ 1,878	-25%	6%	$ 11,584	57%

FICC Highlights

- 4Q20 net revenues were higher YoY
  - FICC intermediation net revenues reflected significantly higher net revenues in credit products and commodities and higher net revenues in currencies, partially offset by significantly lower net revenues in interest rate products and lower net revenues in mortgages
  - FICC financing net revenues were essentially unchanged
- 4Q20 operating environment was characterized by less favorable market-making conditions compared to 3Q20, while interest rates remained low and credit spreads tightened during the quarter
- 2020 net revenues were significantly higher YoY
  - FICC intermediation net revenues reflected significantly higher net revenues across all major businesses
  - FICC financing net revenues reflected higher net revenues from repurchase agreements
- 2020 operating environment was characterized by significantly higher client activity, increased volatility and lower interest rates compared to 2019

Equities Net Revenues

$ in millions	4Q20	vs. 3Q20	vs. 4Q19	2020	vs. 2019
Equities intermediation	$ 1,796	23%	83%	$ 6,989	60%
Equities financing	591	1%	-19%	2,584	-14%
Equities	$ 2,387	16%	40%	$ 9,573	30%

Equities Highlights

- 4Q20 net revenues were significantly higher YoY
  - Equities intermediation net revenues reflected significantly higher net revenues in both derivatives and cash products
  - Equities financing net revenues reflected the negative impact of higher net funding costs (including the impact of lower yields on the firm's global core liquid assets)
- 4Q20 operating environment was characterized by continued strong client activity and favorable market-making conditions, as volatility remained elevated and global equity prices were generally higher compared to 3Q20
- 2020 net revenues were significantly higher YoY
  - Equities intermediation net revenues reflected significantly higher net revenues in both derivatives and cash products
  - Equities financing net revenues primarily reflected the negative impact of higher net funding costs (including the impact of lower yields on the firm's global core liquid assets)
- 2020 operating environment was characterized by significantly higher client activity, as volatility increased and global equity prices were generally higher compared to 2019

4

Asset Management

Goldman Sachs

Financial Results

$ in millions	4Q20	vs. 3Q20	vs. 4Q19	2020	vs. 2019
Management and other fees	$ 733	1%	10%	$ 2,785	7%
Incentive fees	71	154%	58%	287	121%
Equity investments	1,770	24%	-5%	4,095	-14%
Lending and debt investments	637	8%	49%	817	-44%
Net revenues	3,211	16%	7%	7,984	-11%
Provision for credit losses	22	-69%	-82%	442	61%
Operating expenses	1,254	-8%	-3%	5,142	7%
Pre-tax earnings	$ 1,935	44%	22%	$ 2,400	-38%
Net earnings	$ 1,487	73%	15%	$ 1,819	-41%
Net earnings to common	$ 1,467	75%	16%	$ 1,740	-42%
Average common equity	$ 20,944	5%	-9%	$ 20,491	-5%
Return on average common equity	28.0%	11.2pp	6.0pp	8.5%	-5.5pp

Asset Management Highlights

- 4Q20 net revenues were higher YoY
  - Management and other fees (from institutional and third-party distribution asset management clients) reflected the impact of higher average AUS, partially offset by a lower average effective management fee due to shifts in the mix of client assets and strategies
  - Equity investments net revenues included:
    - Private: 4Q20 ~$1,025 million, significantly lower than 4Q19 ~$1,615 million
    - Public: 4Q20 ~$745 million, significantly higher than 4Q19 ~$250 million
  - Lending and debt investments net revenues reflected significantly higher net gains (reflecting tighter corporate credit spreads during the quarter)
- 2020 net revenues were lower YoY
  - Management and other fees (from institutional and third-party distribution asset management clients) reflected the impact of higher average AUS, partially offset by a lower average effective management fee due to shifts in the mix of client assets and strategies
  - Incentive fees were higher, primarily driven by performance
  - Equity investments net revenues included:
    - Private: 2020 ~$2,415 million, significantly lower than 2019 ~$4,290 million
    - Public: 2020 ~$1,680 million, significantly higher than 2019 ~$475 million
  - Lending and debt investments net revenues primarily reflected net losses from debt investments in 2020 compared with net gains in 2019

5

Asset Management – Asset Mix

Equity Investments of $20 billion[4]

$17 Billion Private, $3 Billion Public

By Vintage	By Region
33% 2017-present	**51%** Americas
34% 2014-2016	**31%** Asia
33% 2013 or earlier	**18%** EMEA



By Industry
31%
25%
17%
8%
7%
7%
5%
TMT
Financials
Real Estate
Healthcare
Natural Resources & Utilities
Other
Industrials

Real Estate: Mixed Use 5%, Office 3%, Multifamily 3%, Other 6%

Consolidated Investment Entities[5] of $19 billion[4]

Funded with liabilities of ~$11 billion[5]

By Vintage	By Region
82% 2017-present	**63%** Americas
17% 2014-2016	**15%** Asia
1% 2013 or earlier	**22%** EMEA



By Asset Class
27%
23%
13%
10%
10%
7%
6%
4%
Office
Multifamily
Senior Housing
Other
Industrials
Student Housing
Retail
Hospitality

Lending and Debt Investments of $31 billion[4]

$17 billion
Loans

$14 billion
Debt Investments



Loan Portfolio
12%
88%
Secured
Unsecured

By Accounting Classification	By Region
12% Loans at FV	**46%** Americas
41% Loans at amortized cost	**21%** Asia
47% Debt investments at FV	**33%** EMEA



By Industry
35%
15%
13%
13%
9%
7%
4%
4%
Real Estate
Industrials
Other
TMT
Healthcare
Financials
Consumers
Natural Resources & Utilities

6

Consumer & Wealth Management

Goldman Sachs

Financial Results

$ in millions	4Q20	vs. 3Q20	vs. 4Q19	2020	vs. 2019
Management and other fees	$ 1,035	8%	7%	$ 3,889	12%
Incentive fees	28	N.M.	47%	114	41%
Private banking and lending	242	20%	25%	780	-%
Wealth management	1,305	12%	11%	4,783	10%
Consumer banking	347	6%	52%	1,213	40%
Net revenues	1,652	11%	17%	5,996	15%
Provision for credit losses	221	N.M.	83%	758	79%
Operating expenses	1,221	-1%	-7%	4,901	8%
Pre-tax earnings	$ 210	4%	N.M.	$ 337	43%
Net earnings	$ 165	21%	N.M.	$ 256	36%
Net earnings to common	$ 154	22%	N.M.	$ 216	36%
Average common equity	$ 8,929	5%	24%	$ 8,012	27%
Return on average common equity	6.9%	1.0pp	8.2pp	2.7%	0.2pp

Consumer & Wealth Management Highlights

- 4Q20 net revenues were higher YoY
  - — Wealth management net revenues were higher
    - Management and other fees primarily reflected the impact of higher average AUS and higher transaction volumes, partially offset by a lower average effective management fee due to shifts in the mix of client assets and strategies
    - Private banking and lending net revenues primarily reflected higher net interest income on mortgages
  - — Consumer banking net revenues were significantly higher, reflecting higher deposit and credit card loan balances
- 2020 net revenues were higher YoY
  - — Wealth management net revenues were higher
    - Management and other fees primarily reflected the impact of higher average AUS, higher transaction volumes and the impact of the full-year consolidation of GS Personal Financial Management[6], partially offset by a lower average effective management fee due to shifts in the mix of client assets and strategies
  - — Consumer banking net revenues were significantly higher, reflecting higher credit card loan and deposit balances
- 2020 provision for credit losses reflected growth in credit card loans and the impact of the COVID-19 pandemic on the broader economic environment, as compared with 2019
- Total client assets[7] exceeded $1 trillion[4] at the end of 2020

7

Firmwide Assets Under Supervision

Firmwide Assets Under Supervision[2,4]

By Segment

$ in billions	4Q20	3Q20	4Q19	vs. 3Q20	vs. 4Q19
Asset Management	$ 1,530	$ 1,461	$ 1,298	5%	18%
Consumer & Wealth Management	615	575	561	7%	10%
Firmwide AUS	$ **2,145**	$ 2,036	$ 1,859	5%	15%

By Asset Class

$ in billions	4Q20	3Q20	4Q19	vs. 3Q20	vs. 4Q19
Alternative investments	$ 191	$ 182	$ 185	5%	3%
Equity	475	421	423	13%	12%
Fixed income	896	856	789	5%	14%
Long-term AUS	1,562	1,459	1,397	7%	12%
Liquidity products	583	577	462	1%	26%
Firmwide AUS	$ **2,145**	$ 2,036	$ 1,859	5%	15%

Organic Long-Term Net Flows[2,4] ($ in billions)

(Excludes Acquisitions)



$42
$27
$36
$37
$42
2016
2017
2018
2019
2020

Assets Under Supervision Highlights[2,4]

- Firmwide AUS increased $286 billion in 2020 to a record $2.15 trillion, including Asset Management AUS increasing $232 billion and Consumer & Wealth Management AUS increasing $54 billion
  - Long-term net inflows of $42 billion, driven by fixed income assets
  - Liquidity products net inflows of $121 billion
  - Net market appreciation of $123 billion, primarily in fixed income and equity assets

4Q20 AUS Mix[2,4]



Asset Class
42%
27%
22%
9%
Fixed income
Liquidity products
Equity
Alternative investments



Distribution Channel
36%
35%
29%
Third-party distributed
Institutional
Wealth management



Region
77%
15%
8%
Americas
EMEA
Asia



Vehicle
55%
33%
12%
Separate accounts
Public funds
Private funds and other

8

Net Interest Income and Loans

Net Interest Income by Segment ($ in millions)



$4,362
$4,751
$1,661
$511
$1,670
$520
$2,016
$241
$2,229
$265
$1,065
$444
$165
$314
$142
$1,084
$508
$51
$460
$65
$1,410
$618
$94
$629
$69
2019
2020
4Q19
3Q20
4Q20
Investment Banking
Global Markets
Asset Management
Consumer & Wealth Management

Loans[4]

$ in billions	4Q20	3Q20	4Q19
Corporate	$ 49	$ 52	$ 46
Wealth management	33	30	28
Commercial real estate	20	18	17
Residential real estate	6	5	7
Installment	4	4	5
Credit cards	4	3	2
Other	4	4	5
Allowance for loan losses	(4)	(4)	(1)
Total Loans	$ 116	$ 112	$ 109

Metrics

3.7%
ALLL to Total Gross Loans, at Amortized Cost

2.7%
ALLL to Gross Wholesale Loans, at Amortized Cost

15.9%
ALLL to Gross Consumer Loans, at Amortized Cost

Net Interest Income Highlights

- 2020 net interest income increased $389 million YoY
- 4Q20 net interest income increased $345 million YoY
- Both YoY increases in net interest income were driven by an increase in interest-earning assets

Lending Highlights

- Total loans increased $7 billion, up 6% during 2020, primarily reflecting growth in wealth management, corporate and commercial real estate (primarily in warehouse lending) loans
- Total allowance was $4.43 billion (including $3.87 billion for funded loans), up $2.63 billion YoY
  - $3.14 billion for wholesale loans, $1.29 billion for consumer loans
- Provision for credit losses of $3.10 billion in 2020, up from $1.07 billion in 2019
- 2020 net charge-offs of $907 million for a net charge-off rate of 0.9%, up 30bps YoY
  - Wholesale net charge-off rate of 0.6%, up 40bps YoY
  - Consumer net charge-off rate of 4.2%, down 200bps YoY

9

Expenses

Financial Results

$ in millions	4Q20	vs. 3Q20	vs. 4Q19	2020	vs. 2019
Compensation and benefits	$ 2,479	-20%	-19%	$ 13,309	8%
Transaction based[3]	1,086	7%	21%	4,141	18%
Market development	89	27%	-56%	401	-46%
Communications and technology	341	-%	11%	1,347	15%
Depreciation and amortization	498	6%	7%	1,902	12%
Occupancy	254	8%	-20%	960	-7%
Professional fees	350	17%	-4%	1,306	-1%
Other expenses[3]	810	22%	-52%	5,617	83%
Total operating expenses	$ 5,907	-5%	-19%	$ 28,983	16%
Provision for taxes	$ 1,035	11%	156%	$ 3,020	43%
Effective Tax Rate				*24.2%*	*4.2pp*

Expense Highlights

- 2020 total operating expenses increased YoY
  - Significantly higher net provisions for litigation and regulatory proceedings
  - Higher compensation and benefits expenses (reflecting improved financial performance)
  - Higher transaction based expenses (reflecting an increase in activity levels)
  - Higher technology expenses
  - Higher expenses related to consolidated investments, including impairments (increase was primarily in depreciation and amortization and occupancy expenses).
  - Higher charitable contributions (included in other expenses)
  - Partially offset by significantly lower travel and entertainment expenses (included in market development expenses) and lower occupancy-related expenses
- 2020 effective income tax rate was 24.2%, up from 20.0% for 2019, primarily due to an increase in provisions for non-deductible litigation in 2020 compared to 2019

Efficiency Ratio[2]



68.1%
+3.4pp
65.0%
+7.6pp
2019
2020
Excl. Litigation
Impact of Litigation

10

Capital and Balance Sheet

Goldman Sachs

Capital[2,4]

$ in billions	4Q20	3Q20	4Q19
Common Equity Tier 1 (CET1) capital	$ **81.6**	$ 77.5	$ 74.9
Standardized RWAs	$ **554**	$ 535	$ 564
Standardized CET1 capital ratio	**14.7%**	14.5%	13.3%
Advanced RWAs	$ **610**	$ 600	$ 545
Advanced CET1 capital ratio	**13.4%**	12.9%	13.7%
Supplementary leverage ratio	**7.0%**	6.8%	6.2%

Selected Balance Sheet Data[4]

$ in billions	4Q20	3Q20	4Q19
Total assets	$ **1,163**	$ 1,132	$ 993
Deposits	$ **260**	$ 261	$ 190
Unsecured long-term borrowings	$ **213**	$ 214	$ 207
Shareholders' equity	$ **96**	$ 93	$ 90
Average GCLA[2]	$ **298**	$ 302	$ 237

Capital and Balance Sheet Highlights

- Standardized CET1 capital ratio increased YoY
  - Increase in CET1 capital reflected net earnings in excess of dividends
  - Decrease in Standardized RWAs reflected lower credit RWAs
- Advanced CET1 capital ratio decreased YoY
  - Increase in Advanced RWAs reflected higher market volatility and operational RWAs
- Returned $3.72 billion of capital to common shareholders during the year
  - Paid $1.80 billion of capital in common stock dividends
  - Repurchased 8.2 million shares for a total cost of $1.93 billion[2] in 1Q20
  - The firm did not repurchase any shares during 2Q20-4Q20[2], but plans to resume share repurchases in 1Q21
- Maintained highly liquid balance sheet and robust liquidity metrics
  - Deposits increased $70 billion YoY, reflecting strong growth in consumer and transaction banking deposits
- BVPS increased 3.2% QoQ and 8.1% YoY, driven by net earnings

Book Value

In millions, except per share amounts	4Q20	3Q20	4Q19
Basic shares[2]	**358.8**	356.0	361.8
Book value per common share	$ **236.15**	$ 228.78	$ 218.52
Tangible book value per common share[1]	$ **222.32**	$ 214.84	$ 205.15

11

Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results, financial condition and liquidity may differ, possibly materially, from the anticipated results, financial condition and liquidity in these forward-looking statements. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements below, see “Risk Factors” in Part II, Item 1A of the firm’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 and in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as the cautionary notes on forward-looking statements in the firm’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 and the Strategic Update, dated January 19, 2021. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) estimated GDP growth, (ii) the impact of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity, (iii) the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium- and long-term targets and goals, (iv) the future state of the firm’s liquidity and regulatory capital ratios, (v) the firm’s prospective capital distributions (including dividends and repurchases), (vi) the firm’s future effective income tax rate, and (vii) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Statements about the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium and long-term targets and goals are based on the firm’s current expectations regarding the firm’s ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the future state of the firm’s liquidity and regulatory capital ratios, as well as its prospective capital distributions, are subject to the risk that the firm’s actual liquidity, regulatory capital ratios and capital distributions may differ, possibly materially, from what is currently expected. Statements about the firm’s future effective income tax rate are subject to the risk that the firm’s future effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm’s earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate, and potential future guidance from the U.S. IRS. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or may not be completed at all and related net revenues may not be realized or may be materially less than expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, an outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 12Cautionary Note Regarding Forward-Looking Statements This presentation contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements are not historical facts or statements of current conditions, but instead represent only the firm’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the firm’s control. It is possible that the firm’s actual results, financial condition and liquidity may differ, possibly materially, from the anticipated results, financial condition and liquidity in these forward-looking statements. For information about some of the risks and important factors that could affect the firm’s future results, financial condition and liquidity and the forward-looking statements below, see “Risk Factors” in Part II, Item 1A of the firm’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 and in Part I, Item 1A of the firm’s Annual Report on Form 10-K for the year ended December 31, 2019, as well as the cautionary notes on forward-looking statements in the firm’s Quarterly Report on Form 10-Q for the period ended September 30, 2020 and the Strategic Update, dated January 19, 2021. Information regarding the firm’s assets under supervision, capital ratios, risk-weighted assets, supplementary leverage ratio, balance sheet data and global core liquid assets (GCLA) consists of preliminary estimates. These estimates are forward-looking statements and are subject to change, possibly materially, as the firm completes its financial statements. Statements regarding (i) estimated GDP growth, (ii) the impact of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity, (iii) the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium- and long-term targets and goals, (iv) the future state of the firm’s liquidity and regulatory capital ratios, (v) the firm’s prospective capital distributions (including dividends and repurchases), (vi) the firm’s future effective income tax rate, and (vii) the firm’s investment banking transaction backlog are forward-looking statements. Statements regarding estimated GDP growth are subject to the risk that actual GDP growth may differ, possibly materially, due to, among other things, changes in general economic conditions. Statements about the effects of the COVID-19 pandemic on the firm’s business, results, financial position and liquidity are subject to the risk that the actual impact may differ, possibly materially, from what is currently expected. Statements about the timing, profitability, benefits and other prospective aspects of business initiatives and the achievability of medium and long-term targets and goals are based on the firm’s current expectations regarding the firm’s ability to implement these initiatives and achieve these targets and goals and may change, possibly materially, from what is currently expected. Statements about the future state of the firm’s liquidity and regulatory capital ratios, as well as its prospective capital distributions, are subject to the risk that the firm’s actual liquidity, regulatory capital ratios and capital distributions may differ, possibly materially, from what is currently expected. Statements about the firm’s future effective income tax rate are subject to the risk that the firm’s future effective income tax rate may differ from the anticipated rate indicated, possibly materially, due to, among other things, changes in the firm’s earnings mix or profitability, the entities in which the firm generates profits and the assumptions made in forecasting the firm’s expected tax rate, and potential future guidance from the U.S. IRS. Statements about the firm’s investment banking transaction backlog are subject to the risk that transactions may be modified or may not be completed at all and related net revenues may not be realized or may be materially less than expected. Important factors that could have such a result include, for underwriting transactions, a decline or weakness in general economic conditions, an outbreak of hostilities, volatility in the securities markets or an adverse development with respect to the issuer of the securities and, for financial advisory transactions, a decline in the securities markets, an inability to obtain adequate financing, an adverse development with respect to a party to the transaction or a failure to obtain a required regulatory approval. 12

Footnotes

1. Return on average common shareholders' equity (ROE) is calculated by dividing net earnings (or annualized net earnings for annualized ROE) applicable to common shareholders by average monthly common shareholders' equity. Return on average tangible common shareholders' equity (ROTE) is calculated by dividing net earnings (or annualized net earnings for annualized ROTE) applicable to common shareholders by average monthly tangible common shareholders' equity. Tangible common shareholders' equity is calculated as total shareholders' equity less preferred stock, goodwill and identifiable intangible assets. Tangible book value per common share (TBVPS) is calculated by dividing tangible common shareholders' equity by basic shares. Management believes that tangible common shareholders' equity and TBVPS are meaningful because they are measures that the firm and investors use to assess capital adequacy and that ROTE is meaningful because it measures the performance of businesses consistently, whether they were acquired or developed internally. Tangible common shareholders' equity, ROTE and TBVPS are non-GAAP measures and may not be comparable to similar non-GAAP measures used by other companies.

   The table below presents a reconciliation of average and ending common shareholders' equity to average and ending tangible common shareholders' equity:

	AVERAGE FOR THE		AS OF		
Unaudited, $ in millions	THREE MONTHS ENDED DECEMBER 31, 2020	YEAR ENDED DECEMBER 31, 2020	DECEMBER 31, 2020	SEPTEMBER 30, 2020	DECEMBER 31, 2019
Total shareholders' equity	$ 93,835	$ 91,779	$ 95,932	$ 92,650	$ 90,265
Preferred stock	(11,203)	(11,203)	(11,203)	(11,203)	(11,203)
Common shareholders' equity	82,632	80,576	84,729	81,447	79,062
Goodwill	(4,332)	(4,238)	(4,332)	(4,333)	(4,196)
Identifiable intangible assets	(626)	(617)	(630)	(632)	(641)
Tangible common shareholders' equity	$ 77,674	$ 75,721	$ 79,767	$ 76,482	$ 74,225

2. For information about the following items, see the referenced sections in Part I, Item 2 "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the firm's Quarterly Report on Form 10-Q for the period ended September 30, 2020: (i) investment banking transaction backlog – see "Results of Operations – Investment Banking" (ii) assets under supervision – see "Results of Operations – Assets Under Supervision" (iii) efficiency ratio – see "Results of Operations – Operating Expenses" (iv) basic shares – see "Balance Sheet and Funding Sources – Balance Sheet Analysis and Metrics" (v) share repurchase program – see "Equity Capital Management and Regulatory Capital – Equity Capital Management" and (vi) global core liquid assets – see "Risk Management – Liquidity Risk Management."

   For information about risk-based capital ratios and the supplementary leverage ratio, see Note 20 "Regulation and Capital Adequacy" in Part I, Item 1 "Financial Statements (Unaudited)" in the firm's Quarterly Report on Form 10-Q for the period ended September 30, 2020.

3. Brokerage, clearing, exchange and distribution fees has been renamed transaction based expenses and additionally includes expenses resulting from completed transactions, which are directly related to client revenues. Such expenses were previously reported in other expenses. Previously reported amounts have been conformed to the current presentation.

4. Represents a preliminary estimate for the fourth quarter of 2020 and may be revised in the firm's Annual Report on Form 10-K for the year ended December 31, 2020.

5. Includes consolidated investment entities, substantially all of which are engaged in real estate investment activities. These assets are generally accounted for at historical cost less depreciation. Substantially all liabilities are nonrecourse, thereby reducing the firm's equity at risk. Amounts by vintage, region, and industry are net of financings.

6. GS Personal Financial Management was acquired by the firm in the third quarter of 2019.

7. Total client assets includes AUS, brokerage assets, and consumer deposits.

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